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1933 Act File No. 33- ______________________

1933 Act File No. 811- _____________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☐	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No. ______________

☐	Post-Effective Amendment No. _____________

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐	Amendment No. _______________

UST GLOBAL PRIVATE MARKETS FUND, LLC

Exact Name of Registrant as Specified in Charter

225 HIGH RIDGE ROAD, STAMFORD, CT 06905
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code (800) 647-6972 (X4497)

Peter L. Tsirigotis, Esq.

114 W. 47th Street

New York, NY 10036

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copy to:

Thomas J. Kelly, Esq.

Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.

One Financial Center

Boston, MA 02111

Approximate Date of Proposed Public Offering N/A

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box . . .☐

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to section 8(c)

The following boxes should only be included and completed if the registrant is a registered closed-end management investment company or business development company which makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act and is making this filing in accordance with Rule 486 under the Securities Act.

Persons who respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 1716 (8-06)

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)

☐	on (date) pursuant to paragraph (a)

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462 (b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is ____________.

EXPLANATORY NOTE

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act. Investments in Registrant may only be made by entities or persons that are (i) “accredited investors” within the meaning of Regulation D under the Securities Act and (ii) “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Registration Statement does not constitute an offer to sell, or the solicitation of any offer to buy, interests in the Registrant.

UST GLOBAL PRIVATE MARKETS FUND, LLC

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement of UST Global Private Markets Fund, LLC contains the following documents:

Facing Sheet

Explanatory Note

Contents of Registration Statement

Part A

Part B

Part C

Signature Page

Exhibit Index

Exhibits

PART A

Responses to all or a portion of certain Items required to be included in Part A of this Registration Statement are omitted pursuant to Paragraph 3 of Instruction G of the General Instruction to Form N-2.

ITEMS 1-2.

Omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

ITEM 3.	FEE TABLE AND SYNOPSIS.

The following Fee Table and Synopsis summarizes the aggregate expenses of UST Global Private Markets Fund, LLC (the “Registrant” or “Company”), and are intended to assist prospective Investors (as defined below) in understanding the costs and expenses borne directly or indirectly by investing in the Company. The Company emphasizes allocation of Member (as defined below) capital by investing in a diversified group of private equity funds formed by a fund sponsor or sponsors experienced in making private equity investments. Private equity funds may include funds pursuing investment strategies in buyout, venture capital and special situations (the “Portfolio Funds”).

This fee table assumes that Company raises $150 million in total commitments, 50% of total commitments are drawn down in the first year (after the final closing), and that 90% of drawn-down commitments are invested.

Investor Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	1.25%
Minimum Sales Load (as a percentage of offering price)	0%

Annual Expenses (as a percentage of net assets attributable to Interests)
Management Fee	1.92%
Interest Payments on Borrowed Funds	[0.02	]%
Other Expenses(1)	[	]%
Acquired Fund Fees and Expenses(2)	[	]%
Total Annual Expenses(3)	[	]%

(1)	Based on expected expenses for the 2008 fiscal year. Includes the Company’s expenses (other than the management fee). Does not include the fees and expenses of the Portfolio Funds in which the Company intends to invest in, based upon the anticipated net proceeds from this offering. The expenses and fees of the Portfolio Funds are expected to be [ ]%.

(2)	Estimated fees and expenses of the Portfolio Funds for the calendar year of 2008. Fees and expenses of Portfolio Funds are based on [expected fees and expenses] and range from [ % to %]. Future Portfolio Funds’ fees and expenses may be higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time. Incentive fees are not included because no incentive fees are expected for the first year. Incentive fees or allocations paid to a portfolio manager generally range between 20% to 30% of the net capital appreciation (if any) in the assets managed by the portfolio manager.

(3)	The Investment Adviser has agreed to absorb all Company organization expenses and Company operating expenses until the final closing.

This fee table assumes that Company raises $200 million in total commitments, 100% of total commitments are drawn down, and that 90% of drawn-down commitments are invested.

Investor Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	1.25%
Minimum Sales Load (as a percentage of offering price)	0%

Annual Expenses (as a percentage of net assets attributable to Interests)
Management Fee	1.09%
Interest Payments on Borrowed Funds	[____	]%
Other Expenses(1)	[____	]%
Acquired Fund Fees and Expenses(2)	[____	]%
Total Annual Expenses(3)	[____	]%

(1)	Based on expected expenses for the 2008 fiscal year. Includes the Company’s expenses (other than the management fee). Does not include the fees and expenses of the Portfolio Funds in which the Company intends to invest in, based upon the anticipated net proceeds from this offering. The expenses and fees of the Portfolio Funds are expected to be [__]%.

(2)	Estimated fees and expenses of the Portfolio Funds for the calendar year of 2008. Fees and expenses of Portfolio Funds are based on [expected fees and expenses] and range from [ __% to ___%]. Future Portfolio Funds’ fees and expenses may be higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time. Incentive fees are not included because no incentive fees are expected for the first year. Incentive fees or allocations paid to a portfolio manager generally range between 20% to 30% of the net capital appreciation (if any) in the assets managed by the portfolio manager.

(3)	The Investment Adviser has agreed to absorb all Company organization expenses and Company operating expenses until the final closing.

The purpose of the table above and the examples below is to assist prospective Investors in understanding the various costs and expenses Investors in the Company will bear directly or indirectly.

Example 1

	1 Year			3 Years			5 Years			10 Years
An Investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$	[____	]	$	[____	]	$	[____	]	$	[____	]

Example 2

	1 Year			3 Years			5 Years			10 Years
An Investor would pay the following expenses on a $50,000 investment, assuming a 5% annual return:	$	[____	]	$	[____	]	$	[____	]	$	[____	]

The examples above are based on the fees and expenses of the Company set forth above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Company’s actual rate of return may be greater or less than the hypothetical 5% return assumed in the examples.

ITEMS 3.2, 4	THROUGH 7.

Omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

ITEM 8.	GENERAL DESCRIPTION OF THE REGISTRANT.

Description of the Company

UST Global Private Markets Fund, LLC (the “Company” or the “Registrant”) is a limited liability company organized under the laws of the State of Delaware on February 2, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The Company will offer and sell units of limited liability company interests in the Company (the “Units” or “Interests”) in minimum denominations of $50,000 to “accredited investors” and “qualified clients.” The Company is seeking capital commitments (the “Commitments”) from investors. The minimum offering size is $60 million. UST Advisers, Inc. (the “Investment Adviser”) serves as the investment adviser of the Company. U.S. Trust Hedge Fund Management, Inc. or an affiliate, will serve as the special member (the “Special Member”) of the Company. CTC Consulting, Inc. (the “Investment Consultant”) serves as the investment consultant to the Investment Adviser. Investors who purchase Interests will be admitted to the Company by the Investment Adviser and will become members of the Company (the “Members”).

Investment Objective

The investment objective of the Company is long-term capital appreciation. Neither the Company nor the Investment Adviser guarantees any level of return or risk on investments and there can be no assurance that the investment objective will be achieved. However, it is the expectation that the Company will generate a total return over the life of the Company that will exceed the return of the global public equities market and compensate the Investor for the additional risk taken by investing in private equity funds formed by fund sponsors experienced in making private equity investments (“Portfolio Funds”). Diversification benefits based on vintage years, although possible, are not an objective of the Company.

Investment Philosophy

The Investment Adviser is guided by a set of principles that it believes is essential to make successful private equity investments. They are outlined as follows:

1.	Developing a private equity allocation is a long-term process that requires an investor to continuously and selectively commit capital to private equity investments.

2.	Building successful private equity portfolios requires skillful management of risks associated with portfolio cash flows, manager selection and concentrations among strategies, vintage years Portfolio Funds, fund sponsors, geographies and industries.

3.	Attractive private equity returns are generated by investing in funds managed by professionals with demonstrated track record of success across multiple market, industry, technology and innovation cycles.

4.	Investors are better served by investing in Portfolio Funds that exhibit a strong alignment of interest with their investors as expressed in the terms of the Portfolio Fund’s limited partnership agreement and the manner in which the fund sponsor manages its organization.

5.	Given the long-term illiquid nature of private equity investing, investors should have a strong appreciation for the potential risk presented by each Portfolio Fund investment.

6.	Maintain a value orientation when allocating among private equity strategies and selecting Portfolio Funds.

Investment Strategy

The Company will seek to achieve its objective by pursuing a strategy of committing at least 85% of Commitments in Portfolio Funds.

Private equity funds may include Portfolio Funds pursuing investment strategies in buyouts, venture capital and special situations (distressed debt, mezzanine, secondaries, natural resources, opportunistic real estate, royalties and other private equity strategies perceived to be attractive by the Investment Adviser). Such funds often have a focus on one or more industry, country, region or investment-related themes. Such funds seek to generate returns primarily through long-term capital appreciation; however at times some Portfolio Funds may generate some current income and short-term capital appreciation.

The Company will seek to identify six to fifteen Portfolio Funds within eighteen months of the Company’s final closing. The Company will leverage the relationships established by the Investment Adviser among private equity fund sponsors to gain access to attractive Portfolio Funds. The Investment Adviser will employ a proactive, disciplined and diligent investment process by which prospective Portfolio Funds will be sourced, reviewed and selected.

The Company will seek to tactically over-weight or under-weight its allocation to the various private equity strategies perceived by the Investment Adviser to be more or less attractive from an expected risk and return perspective. Tactical allocations are influenced by a value-oriented perspective with regards to capital flows within a private equity strategy, valuations for new investments to be made by Portfolio Funds, risk within transaction structures, expectations for change within a strategy over the near-term and perceived attractiveness for a private equity strategy. The exposures to specific private equity strategies will also be influenced by the Investment Adviser’s ability to gain access to top-tier fund sponsors in a specific strategy. Although, the Investment Adviser may target specific strategies, regions or industries for investment, the Investment Adviser will not compromise on the caliber of the fund sponsors pursued for investment in order to make an allocation to a targeted strategy. The chart below (1) presents the expected private equity strategy allocations for the Company in the current market environment relative to the long-term capital flows in private equity.

Private Equity Strategy Allocation

Strategy	Long Term Market Weight	Fund Target Weight
Buy Outs	60%	40% - 60%
Venture Capital	20%	20% - 35%
Special Situations	15%	15% - 30%

Anticipated Geogrpahy Allocation
Region	Allocation
North America	50% - 70%
Europe	20% - 40%
Asia	5% - 25%
Other	0% - 5%

(1)	There can be no assurance that the positions created by the Portfolio Funds selected for the Company will create a portfolio with the allocations described above. The Investment Adviser does not control and does not have influence on the investment activity of the fund sponsors investing the capital of the Portfolio Funds. The Investment Adviser’s expected allocations to each Portfolio Fund will be guided by the historical investment activity and the expected investment activity as articulated by the fund sponsors in the offering memoranda and accompanying due diligence information for their respective Portfolio Funds.

Investment Policies and Restrictions

The Company has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Company’s outstanding voting securities (as defined by the 1940 Act). The Company’s fundamental investment restrictions are as follows:

1.	The Company will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry. (This restriction does not apply to the Company’s investments in Portfolio Funds.)

2.	The Company will not issue senior securities representing stock, except that, to the extent permitted by the 1940 Act, (a) the Company may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Company of “senior securities” representing indebtedness, and (b) the Company may borrow money from banks for temporary or emergency purposes.

3.	The Company will not underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4.	The Company will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Company’s investment policies.

5.	The Company will not purchase or sell commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

6.	The Company will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

The investment objective of the Company is also fundamental and may not be changed without a vote of a majority of the Company’s outstanding voting securities.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Company, means the vote, at an annual or a special meeting of the security holders of the Company duly called, (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the company, whichever is less.

With respect to these investment restrictions, and other policies described in this Registration Statement, the Company will not look through the Portfolio Funds. In addition, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Company’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

Risk Factors

In considering participation in the Company, the prospective Investors should be aware of certain risk factors, which include the following:

1.	Business and Market Risks

The Company’s investment portfolio will consist of Portfolio Funds which will hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

2.	Lack of Operating History

The Company is a newly formed entity and has no operating history upon which prospective Investors can evaluate its performance. The investment program of the Company should be evaluated on the basis that there can be no assurance that the Investment Adviser’s assessment of the short-term or long-term prospects of investments will prove accurate or that the Company will achieve its investment objectives. Past performance of the managers of the Portfolio Funds is no indication of future performance.

3.	Dependence on the Investment Adviser

The success of the Company is significantly dependent upon the ability of the Investment Adviser to achieve the Company’s investment objectives. The performance of the Investment Adviser’s prior investments is not necessarily indicative of the Company’s future results.

4.	Investment in Junior Securities

The securities in which each Portfolio Fund will invest may be among the most junior in a portfolio company’s capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

5.	Leveraged Investments

A Portfolio Fund’s investments, depending upon its strategy, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.

6.	Limited Transferability of Interests

There will be no public market for the Interests, and none is expected to develop. There are substantial restrictions upon the transferability of Interests under the Limited Liability Company Agreement of the Company (the “Company Agreement”) and applicable securities laws.

7.	Diversification/Concentration of Investments

The Company is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Company’s assets that may be invested in the securities of any one issuer. However, the Company generally will not commit more than 20% of the value of its total Commitments (measured at the time of commitment) in the securities of a single Portfolio Fund. The Investment Adviser believes that this approach helps to reduce overall investment risk. In addition, each Portfolio Fund will participate in a limited number of investments and may seek to make several investments in one industry or one industry segment. As a result, each Portfolio Fund’s investment portfolio could become highly concentrated, and the performance of a few holdings may substantially affect its aggregate return. Furthermore, to the extent that the capital raised is less than the targeted amount, a Portfolio Fund may invest in fewer portfolio companies and thus be less diversified.

8.	Illiquidity; Lack of Current Distributions

An investment in the Company is illiquid. It is uncertain as to when profits, if any, will be realized. Losses on unsuccessful investments may be realized before gains on successful investments are realized. The return of capital and the realization of gains, if any, generally will occur only upon the partial or complete disposition of an underlying investment by a Portfolio Fund. While an investment may be sold at any time, it is not generally expected that this will occur for a number of years after the initial investment. Before such time, there may be no current return on the investment.

Due to the pattern of cash flows in private equity funds and the illiquid nature of their investments, Investors typically will see negative returns in the Company’s early stages; in particular it can take several years for Portfolio Fund investments to be realized during which time management fees will be continued to be drawn from committed capital and certain underperforming investments may be written down or written off. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Portfolio Fund is successful in achieving its investment strategy.

9.	Absence of Regulatory Oversight

The Portfolio Funds will not be registered as investment companies under the 1940 Act and the Company, as an investor in these Portfolio Funds, will not have the benefit of the protection afforded by the 1940 Act to investors in registered investment companies (which, among other protections, require investment companies to have a majority of disinterested directors, require securities held in custody at all times to be individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company, and regulate the relationship between the adviser and the investment company).

10.	Tax Laws Subject to Change

It is possible that the current federal, state, local, or foreign income tax treatment accorded an investment in the Company will be modified by legislative, administrative, or judicial action in the future. The nature of additional changes in federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an investment in the Company. Potential Investors therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

11.	In-Kind Distributions

Portfolio Funds may make in-kind distributions to the Company, and, particularly in the event of a dissolution of a Portfolio Fund such distribution, may contain securities which are not readily marketable. While the general policy of the Company will be to liquidate such investment and distribute proceeds to the Members, under certain circumstances when deemed appropriate by the Board, a Member may receive in-kind distributions from the Company.

12.	Projections

Projected operating results of a company in which a Portfolio Fund invests normally will be based primarily on financial projections prepared by each company’s management. In all cases, projections are only estimates of future results that are based upon information received from the company and assumptions made at the time the projections are developed. There can be no assurance that the results are set forth in the projections will be attained, and actual results may be significantly different from the projections. Also, general economic factors, which are not predictable, can have a material effect on the reliability of projections.

13.	Carried Interest

The carried interest held by the Special Member or equivalent of a Portfolio Fund may create an incentive for the Investment Adviser to make high risk portfolio investments in hope of achieving a larger return for the holder of the carried interest.

14.	Need for Follow-On Investments

Following its initial investment in a given portfolio company, a Portfolio Fund may decide to provide additional funds to such portfolio company or may have the opportunity to increase its investment in a successful portfolio company. There is no assurance that a Portfolio Fund will make follow-on investments or that a Portfolio Fund will have sufficient funds to make all or any of such investments. Any decision by a Portfolio Fund not to make follow-on investments or its inability to make such investments (i) may have a subsequent negative effect on a portfolio company in need of such an investment, (ii) result in a lost opportunity for a Portfolio Fund to increase its participation in a successful operation, or (iii) result in a loss of certain anti-dilution protection.

15.	Non-U.S. Investments

The Company may invest in a Portfolio Fund that is organized outside of the United States or a Portfolio Fund may invest in portfolio companies that are organized or have substantial sales or operations outside of the United States. Such investments may be subject to certain additional risk, due to, among other things, potentially unsettled points of applicable governing law, the risks associated with fluctuating currency exchange rates, capital repatriation regulations, the application of complex U.S. and foreign tax rules to cross-border investments and imposition of foreign taxes on the Company and/or the Members.

16.	Independent Counsel

No independent counsel has been retained to represent the interests of the Members. Neither the Registration Statement nor the Company Agreement has been reviewed by any attorney on behalf of the Members. Legal counsel to the Company and Investment Adviser does not represent any Member.

17.	Increased Regulatory Scrutiny

In the environment following the events of September 11, 2001, the Company and the Investment Adviser expect increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors in private investment funds. In that connection, in the future the Company may become subject to additional obligations, such as reporting requirements regarding its investors, including, without limitation, such requirements and restrictions as may apply under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “Patriot Act”). Each Member will be required to provide to the Company such information as may be required to enable the Company to comply with all applicable legal or regulatory requirements, including, without limitation, the requirements of the Patriot Act (and/or all rules and regulations related thereto), and each Member will be required to acknowledge and agree that the Company may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation. If required by applicable law, regulation or interpretation thereof, the Company may suspend all activity with respect to a Member’s account with the Company, including suspending the Member’s right to redeem funds or assets from the Company pending the Company’s receipt of instructions regarding the Member’s account from the appropriate governmental or regulatory authority.

18.	Private Offering Exemption

This offering has not been registered under the Securities Act, in reliance on the exemptive provisions of Section 4(2) of the Securities Act and Regulation D promulgated thereunder. Section 18(b)(4)(D) of the Securities Act, added by the National Securities Markets Improvement Act of 1996, preempts state registration of transactions in securities exempt pursuant to “rules and regulations issued by the SEC under Section 4(2) of the Securities Act.” Preemption therefore applies to transactions exempt under Regulation D, but not to transactions exempt under Section 4(2) alone. Because of the lack of uniformity among the state’s securities laws and their general complicated nature, the Company has chosen not to incur the expense and burden of reviewing exemptions under each state’s laws, but rather rely on the uniform exemption provided by Regulation D.

No assurance can be given that the offering currently qualifies or will continue to qualify under the exemptive provisions of Regulation D because of, among other things, the adequacy of disclosure and the manner of distribution, the timeliness of filings, the existence of similar offerings in the past or in the future, or the retroactive change of any securities law or regulation. If the Regulation D exemption is lost, the Company may not be able to avail itself of other state exemptions and successful claims or suits for rescission may be brought and successfully concluded for failure to register these offerings or for acts or omissions constituting offenses under the Exchange Act, or applicable state securities laws.

19.	Manager Liability

In certain circumstances each Portfolio Fund is expected to receive the right to appoint a representative to the board of directors of the companies in which it invests. Serving on the board of directors of a portfolio company exposes the Portfolio Fund’s representatives, and ultimately the Portfolio Fund, to potential liability. Although portfolio companies often have insurance to protect directors and officers from such liability, not all portfolio companies may obtain such insurance, which may be insufficient if obtained.

20.	Public Company Holdings

A Portfolio Fund’s investment portfolio may contain securities issued by publicly held companies. Such investments may subject the Portfolio Fund to risks that differ in type or degree from those involved with investments in privately held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Portfolio Fund to dispose of such securities at certain times, increased likelihood of shareholder litigation against such companies’ board members, and increased costs associated with each of the aforementioned risks.

21.	Delayed Schedule K-1s

The Company will not be able to provide final Schedule K-1s to Members for any given fiscal year until after April 15 of the following year. Investors should be prepared for a substantial delay in receiving final Schedule K-1s. The final Schedule K-1s will not be available until the Company has received tax-reporting information from its Portfolio Funds necessary to prepare final Schedule K-1s. Members will likely be required to obtain extensions of the filing dates for their U.S. federal, state, and local income tax returns. Members will be responsible for any and all costs and fees incurred by them in connection with obtaining the tax extensions. Each prospective Investor should consult with its own adviser as to the advisability and tax consequences of an investment in the Company. Portfolio Funds and their portfolio companies may engage in business, otherwise derive income from, and in general be subject to taxing authority in numerous state, local, and foreign jurisdictions. Members, by virtue of their participation in the Company, may be subject to tax payment and reporting obligations in such jurisdictions under their widely varying rules and regulations. Each Investor should consult an independent adviser regarding how an investment in the Company may affect his, her, or its state, local, and foreign tax payment and reporting obligations.

22.	Risks of Private Equity Investments Generally

The investments made by the Portfolio Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. In addition to the extent a Portfolio Fund focuses on venture capital investments the companies in which the Portfolio Fund will invest may be in a conceptual or early stage of development, may not have a proven operating history, may offer services or products that are not yet developed or ready to be marketed or that have no established market, may be operating at a loss or have significant fluctuations in operating results, may be engaged in a rapidly changing business, may require substantial additional capital to support their operations to finance expansion or to maintain their competitive position, or otherwise may have a weak financial condition. As a general matter, companies in which the Portfolio Fund invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

23.	Capital Contributions

The Company has not yet identified all of the potential investments that it will make with the capital contributions. Only certain amounts of capital commitments will be drawn-down and the Investor’s full capital commitment will not be immediately invested. It may take a significant amount of time to fully invest the committed amounts (approximately 4 years). The Company’s performance will only include any commitments that have been drawn-down, thus an Investor’s individual performance will be lower than the performance of the Company.

24.	Default

The Company will not always contribute the full amount of its commitment to a Portfolio Fund at the time of its admission to the Portfolio Fund. Instead, the Company will be required to make incremental contributions pursuant to capital calls issued from time to time, by the Portfolio Fund. If the Company defaults on its commitment or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Company’s investment in the Portfolio Fund. Any failure by the Company to make timely capital contributions in respect of its commitments may (i) impair the ability of the Company to pursue its investment program, (ii) force the Company to borrow, (iii) cause the Company, and, indirectly, the Investors to be subject to certain penalties from the Portfolio Funds (including the complete forfeiture of the Company’s investment in a Portfolio Fund), or (iv) otherwise impair the value of the Company’s investments (including the complete devaluation of the Company).

Similarly, Investors will not contribute the full amount of their Commitments to the Company at the time of their admission. Investors will be required to make incremental contributions pursuant to capital calls issued from time to time, by the Company. Unlike the Portfolio Funds, the Company will have limited recourse in retrieving un-drawn Commitments in the instance that an Investor defaults on a Commitment. An Investor, or Investors, that default(s) on his/her/its/their Commitment to the Company may cause the Company to, in-turn, default on its commitment to a Portfolio Fund. Thus the Company, and especially the non-defaulting Investors, will bear the penalties of such default (as outlined above, including, but not limited to, the complete forfeiture of the Company’s investment in a Portfolio Fund and the complete devaluation of the Company). While the Investment Adviser has taken steps to mitigate this risk, including seeking Commitments from Investors that exceed the commitments that are made to the Portfolio Funds, there is no guarantee that such measures will be sufficient or successful.

25.	Recall of Distributions

The Company may be subject to terms of the Portfolio Funds which permit the recall of distributions to meet Company obligations. In the event funds are recalled for this purpose, the Company may in turn require Members to return amounts previously distributed to them.

ITEM 9.	MANAGEMENT.

ITEM 9.1(a)

Board of Managers

The Company’s Board of Managers (the “Board” or “Managers”) has overall responsibility for monitoring and overseeing the investment program of the Company and its management and operations. The Board will monitor and oversee the business affairs of the Company, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Company’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a corporation and has complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Company’s business.

Although the Managers review policies regarding the management of the Company and review information regarding the investment program of the Company in connection with periodic meetings of the Board, they do not have an active role in supervising the Company’s ongoing operations. This means, for example, that the Managers do not select or approve the Company’s investments. The Managers, in their capacity as such, are not Members of the Company and, accordingly, each Manager in his or her capacity as such has no liability as Members. Managers will not contribute to the capital of the Company in their capacity as Managers, but may subscribe for Units, subject to the eligibility requirements described in this Registration Statement.

Board of Managers and Officers

Any vacancy on the Board of Managers may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by the Members. The Company’s officers are appointed by the Managers and oversee the management of the day-to-day operations of the Company under the supervision of the Board. All of the officers of the Company are directors, officers or employees of the Investment Adviser or its affiliates. Certain of the Managers identified below are not affiliated with the Investment Adviser, or its affiliates and are not “interested persons” as defined under Section 2(a)(19)

of the 1940 Act of either the Company or the Investment Adviser (the “Independent Managers”). The Managers and officers of the Company also may be directors and officers of other investment companies managed or advised by the Investment Adviser. To the fullest extent allowed by applicable law, including the 1940 Act, the Company Agreement indemnifies the Managers and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

Information regarding the Board of Managers, including brief biographical information, is set forth below.

Independent Manager Nominees

Independent Manager Nominees

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years and Other Directorships Held	(5) Number of Portfolios in Fund Complex* Overseen
Virginia G. Breen c/o UST Global Private Markets Fund, LLC 225 High Ridge Road Stamford, CT 06905 Age 42	Manager	Term- Indefinite/ Length - since inception	Partner, Blue Rock (8/95 to present); also a manager of Excelsior Buyout Investors LLC, Excelsior Absolute Return Fund of Funds, LLC and Excelsior LaSalle Property Fund Inc.	5

Jonathan B. Bulkeley c/o UST Global Private Markets Fund, LLC 225 High Ridge Road Stamford, CT 06905 Age 46	Manager	Term-Indefinite/ Length - since inception	CEO of Scanbuy, a wireless software company (3/06 to present); Managing Partner of Achilles Partners (10/01 to 3/06); Non-Executive Chairman of QXL, PLC (2/98 to 2/05); also a manager of Excelsior Buyout Investors, LLC, Excelsior Absolute Return Fund of Funds, LLC and Excelsior LaSalle Property Fund, Inc.	5

Thomas F. McDevitt c/o UST Global Private Markets Fund, LLC 225 High Ridge Road Stamford, CT 06905 Age 50	Manager	Term-Indefinite/ Length - since inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/02 to present); Managing Director, Societe Generale (6/98 to 3/02); also a manager of Excelsior Buyout Investors LLC, Excelsior Absolute Return Fund of Funds, LLC and Excelsior LaSalle Property Inc.	5

Interested Manager

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years and Other Directorships Held	(5) Number of Portfolios in Fund Complex* Overseen
David R. Bailin** c/o United States Trust Company, N.A. 225 High Ridge Road Stamford, CT 06905 Age 47	Manager	Term- Indefinite/ Length - since inception	Managing Director of U.S. Trust’s Alternative Investment Division (since 9/06); co-founder of Martello Investment Management, a hedge fund-of-funds specializing in trading strategies (2/02 to 9/06); Chief Operating Officer and Partner of Violy, Byorum and Partners, LLC, an investment banking firm focusing on Latin America (1/00 to 1/02).	5

*	The “Fund Complex” consists of the Company, Excelsior Absolute Return Fund of Funds, LLC, Absolute Return Fund of Funds Master Fund, LLC, Excelsior Buyout Investors, LLC and Excelsior LaSalle Property Fund, Inc.

**	An “interested person,” as defined by the 1940 Act, of the Company because of his affiliation with the Investment Adviser and its affiliates.

In addition to Mr. Bailin, set forth below is the name and certain biographical information for the Company’s other executive officers, as reported by them to the Company.

Officers of the Company

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years and Other Directorships Held	(5) Number of Portfolios in Fund Complex Overseen
Kristina McDonough UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905 Age: 43	Vice President and Chief Operating Officer	Since inception	Managing Director, Alternative Investments Division, USTCNA (8/03 to present); Co-Head of Global Marketing and Investor Relations and Head of the U.S. Marketing and Client Service, HypoVerins Bank (2/03 to 7/03); Client Portfolio Manager, Credit Suisse Asset Management (8/00 to 2/03).	N/A

Steven L. Suss UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905 Age: 47	Treasurer/ Chief Financial Officer	Since inception	President and Director, UST Advisers, Inc. (4/07 to present); Senior Vice President, Alternative Investments Division, USTCNA (4/07 to present); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06); Vice President and Chief Financial Officer, Westway Capital LLC (9/97 to 1/02).	N/A

Ben Tanen UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905 Age: 31	Vice President	Since inception	Vice President, UST Advisers, Inc. (9/05 to present); Vice President at Dawntreader Ventures (formerly SoundView Ventures), a venture capital firm (2002-2005); former director Covigna, Inc. (2002-2005); former director InterSAN, Inc. (2003-2005); former director Pilot Software, Inc. (2006-2007).	N/A

Marina Belaya United States Trust Company, N.A. 225 High Ridge Road Stamford, CT 06905 Age: 40	Secretary	Since inception	Vice President and Senior Attorney, USTCNA (2/06-present); Vice President, Corporate Counsel, Prudential Financial (4/05-01/06); Associate, Schulte Roth & Zabel LLP (09/02-03/05); Project Manager, V&S Corporation (03/96-04/02).	N/A

Joan Hoffman 114 W. 47th Street New York, NY 10036 Age: 51	Chief Compliance Officer	Since inception	Managing Director and Head of Compliance, USTCNA (8/04 to present) and Chief Compliance Officer of the Excelsior Investment Funds; Managing Director, Regulatory Relationships, Operational Risk Management and Cross Product Service (3/02 to 7/04) and Global Risk Manager (7/98 to 3/02), Deutsche Bank.	N/A

The following table sets forth certain information regarding the compensation received by the Independent Managers for the calendar year ended December 31, 2006 from the Company and from all investment companies for which the Investment Adviser or an affiliated person of the Investment Adviser serves as investment adviser (the “Fund Complex”). No compensation is paid by the Company to Managers who are “interested persons,” as defined by the 1940 Act, of the Company.

(1) Name of Person, Position	(2) Aggregate Compensation from the Company*		(3) Pension or Retirement Benefits Accrued as Part of Company Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation from Fund Complex Paid to Managers**
Virginia G. Breen, Manager	[______	]	0	0	$57,250	(4)
Jonathan B. Bulkeley, Manager	[______	]	0	0	$52,500	(4)
Thomas F. McDevitt Manager	[______	]	0	0	$54,750	(4)

*	Estimated for the calendar year ending December 31, 2008.

**	The total compensation estimated to be paid to such persons by the Company and Fund Complex for the calendar year ended December 31, 2006. The parenthetical number represents the number of investment companies (including the Company) from which such person receives compensation.

Currently, the Independent Managers are each paid an annual retainer of [            ] for the Chairperson of the Board and [            ] for the Chairperson of the Audit Committee) and per-meeting fees of: [            ] for in-person attendance at quarterly meetings [or special meetings] of the Board [            ] for the Chairperson of the Board); [            ] for telephone participation at a quarterly Board meeting or for participation at a telephonic special meeting of the Board; and [            ] for each Audit Committee meeting (whether held in-person or by telephone). The Independent Managers are also reimbursed for travel-related expenses. The Board does not have a compensation committee.

The following table sets forth certain information regarding the Interested Manager’s security ownership in the Investment Adviser or an entity in control with the Investment Adviser.

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
David Bailin	N/A	N/A	N/A	N/A	N/A

Committees

[The Board has formed an Audit Committee currently composed of [3] Independent Managers, the functions of which are: (1) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Company’s service providers; (2) to oversee the quality and objectivity of the Company’s financial statements and the independent audit of those statements; (3) to assist the Board in selecting the Company’s independent registered public accounting firm, to directly supervise the compensation and performance of such independent registered public accountants and generally to act as a liaison between the independent registered public accountants and the Board; and (4) to review and, as appropriate, approve in advance non-audit services provided by such independent registered public accountants to the Company, the Investment Adviser, and, in certain cases, other affiliates of the Company.]

[The Board has formed a Valuation Committee, currently composed of [3] Managers, whose function, subject to the oversight of the Board, is to review the Company’s valuation methodologies, valuation determinations and any relevant information provided to the Valuation Committee by the Investment Adviser. The Valuation Committee will act in accordance with the Company’s valuation procedures.]

ITEM 9.1(b)

Investment Adviser

UST Advisers, Inc. will serve as the Investment Adviser to the Company. CTC Consulting, Inc. will serve as an investment consultant to the Investment Adviser. U.S. Trust Hedge Fund Management, Inc., or one of its affiliates, will serve as the Special Member of the Company.

UST Advisers, Inc. was founded in December 2005 and is headquartered in Stamford, CT. The Investment Adviser focuses on sponsoring and managing a variety of traditional and alternative investment vehicles focusing on the high net worth and smaller endowment and foundation marketplace. As of December 31, 2006, the Investment Adviser has [            ] assets under management and has [            ] employees.

The Investment Adviser, subject to supervision by the Board, has overall responsibility for the management and operation of the Company, pursuant to an investment advisory agreement between the Company and the Investment Adviser (the “Investment Advisory Agreement”).

Certain employees of the Investment Adviser serve as officers of the Company and are part of U.S. Trust’s Alternative Investments Group (the “Group”). The Group, through various advisory entities, engages in the business of structuring, sponsoring, advising and administering a broad range of alternative investment vehicles designed to meet the alternative investment needs and asset allocation recommendations for U.S Trust clients. As of December 31, 2006, the Group was comprised of over 21 professionals including investment, product development, marketing, finance and client service professionals. The senior team within the Group averages 15+ years of alternative investments-related experience. The Group advises U.S. Trust-

sponsored alternative investment funds both directly as adviser, as well as through sub-adviser relationships with investment sub-advisers sourced and selected for their expertise in certain alternative capabilities. As of December 31, 2006, the Group’s assets under management totaled [$1.8 billion] representing [11] investment vehicles focused on investing in hedge funds, direct private real estate and private equity.

[The Investment Adviser has entered into an agreement with the Investment Consultant, a company with significant experience assisting institutional and private clients in identifying and evaluating private investment funds. Pursuant to this agreement, the Investment Consultant provides the Investment Adviser with investment research, analytical data and due diligence services, which the Investment Adviser uses in evaluating prospective Portfolio Funds and in monitoring the strategies and investment performance of the managers to the Portfolio Funds. The Investment Consultant may make recommendations as to the selection of Portfolio Funds for investment by the Company; however, the determination of the Portfolio Funds in which the Company invests is made solely by the Investment Adviser. Fees payable to the Investment Consultant are paid by the Investment Adviser and are not borne by the Company. The Investment Adviser may, at its discretion, receive similar services from other consultants or terminate the Investment Consultant.]

The Investment Consultant is an investment consulting firm providing counsel to wealthy family offices, trusts, endowments and foundations.

The Investment Adviser is a wholly-owned subsidiary of United States Trust Company, N.A. (“USTCNA”). USTCNA, the Special Member and the Investment Consultant are wholly owned subsidiaries of U.S. Trust, which, through its subsidiaries, provides investment management, fiduciary, financial planning and private banking services to affluent individuals, families and institutions nationwide. Headquartered in New York City, U.S. Trust and its subsidiaries have offices in 13 states and the District of Columbia. As of December 31, 2006, client assets under the management of U.S. Trust and its affiliates were over $112 billion.

U.S. Trust is a subsidiary of the Charles Schwab Corporation (“Schwab”) and is a financial holding company registered under federal law and incorporated in New York. Schwab is a publicly traded financial holding company and through its principal brokerage subsidiary, Charles Schwab & Co., Inc., is one of the nation’s largest financial services firms, serving investors through the Internet, investor centers, regional customer telephone service centers and automated telephonic channels.

On November 20, 2006, Schwab announced an agreement to sell U.S. Trust to the Bank of America Corporation (the “Sale”). The Sale of U.S. Trust includes all of U.S. Trust’s subsidiaries, including UST Advisers, Inc., the Company’s Investment Adviser, CTC Consulting, Inc., the Investment Consultant and UST Securities Corp., the Company’s Placement Agent. The Sale is expected to be consummated in the 3rd quarter of 2007 and is subject to Federal Reserve Board and other regulatory approvals.

Investors understand that by agreeing to invest in the Company, each is explicitly approving the “assignment” of the Investment Advisory Agreement, and the placement agency agreement upon consummation of the Sale.

[The Investment Advisory Agreement was initially approved by the Board of Managers (including a majority of the Independent Managers) at a meeting held in person on [                    ], and was also approved on such date by the then sole Member of the Company. The Investment Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: by the Board of Managers; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company; or by the Investment Adviser. After the initial term of 2 years, the Investment Advisory Agreement may continue in effect from year to year if such continuance is approved annually by either the Board of Managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.]

[The Investment Advisory Agreement provides that, in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its obligations to the Company, the Investment Adviser and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Company for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Company. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Company or the Investment Adviser, or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Company, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company.]

ITEM 9.1(c)

Portfolio Management

The Investment Adviser has established an investment committee (the “Investment Committee”) to select the Portfolio Funds. The Investment Committee is responsible for, among other things, evaluating Portfolio Funds and their managers, reviewing the ongoing performance of the Portfolio Funds, analyzing the various strategies used by Portfolio Funds’ managers, monitoring risk management, selecting the Portfolio Funds, and managing the portfolio in a manner consistent with the Company’s objectives, policies and restrictions. The members of the Investment Committee are listed below:

David R. Bailin, Managing Director

Mr. Bailin joined U.S. Trust in 2006 and is responsible for managing U.S. Trust’s alternative investments division. Before joining U.S. Trust, Mr. Bailin was a co-founder of Martello Investment Management, a hedge fund-of-funds specializing in trading strategies. Prior to establishing Martello, Mr. Bailin was Chief Operating Officer and Partner of Violy, Byorum and Partners, LLC, an investment banking firm focusing on Latin America. He was also previously an Executive Vice President at two leading hedge fund companies, Ellington Management Group, LLC and John W. Henry & Co., Inc., responsible for marketing and sales. Prior to joining John W. Henry & Co., Inc., Mr. Bailin was Managing Director of Global Asset Management (“GAM”) in New York. At GAM, he was responsible for overseeing the international distribution of GAM’s hedge funds and fund-of-funds. Before joining GAM, Mr. Bailin conducted real estate acquisitions and financings as Vice President of Geometry Asset Management in New York and as President of Warner Financial, LP, an investment advisory and turn-around management consulting business based in Boston, Massachusetts.

Mr. Bailin holds an MBA from Harvard University and a BA from Amherst College.

Raghav Nandagopal, Senior Vice President

Mr. Nandagopal has 17 years of operating, technology and investment experience. He has been with U.S. Trust since 2001 making direct and fund investments. Mr. Nandagopal serves as an officer of certain private equity funds advised by the Investment Adviser and sits on some of the boards of the companies held by such funds.

Prior to joining U.S. Trust 2001, Mr. Nandagopal was Chief Business Development Officer of Globeshaker, a seed venture capital investment company based in Stamford, CT and Oxford, UK. Prior to that, Mr. Nandagopal was an Engagement Manager with McKinsey & Company, where he led client engagements for media, wireless, telecom and healthcare companies. Prior to joining McKinsey, he held numerous management, technology and operations positions at AT&T Capital, Constellation Energy and Accenture. He holds a BS from the University of Madras; M.A and MBA from University of Bombay and MS from Penn State University.

Ben Tanen, CFA, Vice President

Mr. Tanen oversees certain direct investments and fund investments for the private equity funds of US Trust. Prior to joining US Trust in September 2005, Mr. Tanen was an associate and a vice president at Dawntreader Ventures (formerly SoundView Ventures), an early and mid-stage venture capital firm investing in software and business services companies. Previously, Mr. Tanen was an associate analyst at Giga Information Group (now Forrester Research), a technology research and advisory firm. Mr. Tanen received an AB degree from the Department of the History of Science at Harvard University.

ITEM 9.1(d)

Administrator

[The Company has entered into an Administration Agreement (the “Administration Agreement”) with J.D. Clark & Company (the “Administrator”). Pursuant to the Administration Agreement, the Administrator performs certain services for the Company, including, among other things: (i) maintaining the register of Members of the Company; (ii) preparing Schedule K-1s and supplemental schedules; (iii) calculating and disseminating the NAV of the Company; (iv) preparing and maintaining Company’s financial and accounting records and statements; (v)

calculating any advisory fees and/or carried interest due; and (vi) preparing, sending, and following up on any drawdown notices to Members.]

[In consideration of these services, the Company pays a fee to the Administrator, on a quarterly basis, within ten days after the end of each calendar quarter, that is the greater of (i) $20,000 or (ii) fees calculated according to the following schedule:

Net Assets Under Management (“NAUM”)	Quarterly Fee per Fund (as of the first day of such calendar quarter)
On the first $75 million	0.02500%
On the next $75 million	0.01875%
On NAUM above $150 million	0.01250%

The maximum fee due and payable by the Company to the Administrator shall be no more than $125,000 per quarter, subject to an annual upward revision as of each January 1 equal to the prior maximum fee per quarter multiplied by a factor equal to one plus the inflation rate for the preceding calendar year. The Administrator also serves as the transfer agent for Interests. The Administrator provides administrative and accounting services to private investment funds and funds of funds.]

In determining the NAV of the Company, the Administrator will follow the valuation policies and procedures adopted by the Company. If and to the extent that the Investment Adviser is responsible for or otherwise involved in the pricing of any of the Company’s assets, the Administrator may accept, use and rely on such prices in determining the NAV of the Company and will not be liable to the Company, any Member, the Investment Adviser or any other person in so doing. The Administrator will not be responsible or liable for the accuracy of information furnished by other persons to it and/or the Company. The Administrator is not responsible for any investment decisions of the Company or the effect of such investment decisions on the performance of the Company. The Administrator in no way acts as guarantor or offeror of Units or any underlying investment of a Company, nor is it responsible for the actions of the Company’s sales agents or the Investment Adviser. The Administrator will not be responsible for monitoring any investment restrictions or compliance with the investment restrictions and therefore will not be liable for any breach thereof.

[The Administration Agreement will be for an indefinite term. However, the Administration Agreement is subject to termination by the Administrator or the Company upon 60 days’ prior written notice, or immediately in certain other circumstances specified therein.]

ITEM 9.1(e)

Custodian

[PFPC Trust Company (the “Custodian”) serves as the custodian of the assets of the Company, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies). Assets of the Company are not held by the Investment Adviser or commingled with the assets of other client accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus client account. The Custodian’s principal business address is 8800 Tinicum Blvd., 3rd Floor, Philadelphia, PA 19153.]

ITEM 9.1(f	)

The following summarizes the amounts and types of fees payable by the Company and the treatment of fund expenses in connection with the operation of the Company.

Commitment Fees

[In connection with the subscription, Investors shall be required to pay a commitment fee to UST Securities Corp. (the “Placement Agent”), an affiliate of the Investment Adviser, as follows: (i) no commitment fee for any closing that occurs on, or prior to, September 30, 2007 and (ii) 1.25% of Commitments for any closing that occurs after September 30, 2007. Any commitment fee amounts are in addition to the Commitments made and are due upon acceptance by the Company.]

Advisory Fees

[In consideration of the advisory and other services provided by the Investment Adviser, the Company shall pay the Investment Adviser a fixed fee of $1 million per annum, plus a variable fee of 0.65% of the Company’s net asset value (“NAV”) (exclusive of assets held in cash and cash equivalents) per annum. The advisory fee is payable quarterly, in arrears, based on the end of the preceding quarter’s NAV (exclusive of assets held in cash and cash equivalents) during a quarter. No advisory fees will be paid by the Company until the final closing.

In addition, an affiliate of the Investment Adviser will receive a carried interest of 10%. (see “Allocation of Profit and Loss; Distributions” below).]

Company Expenses

The Investment Adviser bears all of their own costs incurred in providing investment advisory and administrative services to the Company, including preliminary due diligence investigations of potential investments. The Investment Adviser will also bear all of the Company’s organizational expenses, expenses relating to the offer and sale of Units (except the commitment fees), and all Company expenses until the final closing.

The Company will bear all advisory fees and carried interest paid to the Investment Adviser and/or Special Member, accounting, audit and tax preparation fees and expenses; administrative expenses and fees; legal fees and expenses, custody and escrow fees and expenses; the costs of any errors and omissions/directors and officers liability insurance or any fidelity bond; all costs and charges for equipment or services used in communicating information regarding the Company’s transactions among the Investment Adviser and any custodian or other agent engaged by the Company; expenses (including financing, due diligence, travel and other costs) related to the acquisition, holding, monitoring and disposition of the Portfolio Funds

(including expenses associated with potential investments or dispositions that are not consummated); any extraordinary expenses; and such other expenses as may be approved from time to time by the Board. The Company will also indirectly bear the management fees of the Portfolio Funds, as well as carried interest allocations in such Portfolio Funds; investment-related expenses and other expenses, including, but not limited to, non-investment related interest expense and fees and disbursements of attorneys and accountants engaged on behalf of the Portfolio Fund.

Generally, the Portfolio Funds are expected to have management fees of approximately 1.0% to 2.5% of the Portfolio Fund’s commitments and carried interest allocations of 20% to 30% of the Portfolio Fund’s profits.

Allocation of Profit and Loss; Distributions

The Company maintains a separate capital account for each Member that contributes capital to the Company. The initial balance of a Member’s capital account will equal the amount of the initial drawdown of the Member’s capital commitment to the Company and will be adjusted to reflect any additional drawdowns and distributions. For purposes of calculating an Investor’s capital account, each drawdown against committed capital will be treated as a separate investment. The net profits or net losses of the Company are credited to or debited against the capital accounts of Member as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member’s investment percentage is determined each fiscal period in a manner reflecting the distribution provisions of the Company Agreement.

Distributions from the Company are made as follows: (i) a 125% return of all drawn Commitments to Members (including the Special Member) and (ii) a 90%/10% split of the remaining realized, Company profits between the Members and the Special Member, respectively. The Special Member will not collect any of the carried interest that it may have earned until after the fourth anniversary of the final closing (the anticipated time frame in which all, or substantially all, of the Commitments that the Company intends to invest will have been drawn).

The Investment Adviser will also bear all of the Company’s organizational expenses, expenses relating to the offer and sale of Units (except the commitment fees), and Company expenses until the final closing.

ITEM 9.1(g)	Not Applicable.

ITEM 9.2	Not Applicable.

ITEM 9.3

Before the commencement of the Company’s operations, the Investment Adviser (or an affiliate of the Investment Adviser) may be deemed to control the Company. As sole member of the Company, David R. Bailin may be deemed to be a control person of the Company. However, Mr. Bailin shall withdraw from the Company immediately preceding the commencement of operations of the Company.

ITEM 10.	CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES.

ITEM 10.1.

The Company is organized as a limited liability company under the laws of the State of Delaware and intends to be classified as a partnership for income tax purposes. The beneficial interest in the Company shall be divided into interests (the “Interests” or “Units”). The number of Interests in the Company shall be unlimited. All Interests issued by the Company shall be fully paid and nonassessable. Interest holders shall have no preemptive or other rights to subscribe to any additional Interests or other securities issued by the Company. The Company will establish on its books a separate capital account (a “Capital Account”) in respect of each Investor. Net profits and net losses of the Company for each quarter are allocated on the last business day of that quarter (or at such other times as the Board, in its discretion, may determine) among the Capital Accounts maintained for Investors in proportion to the relative balances in such Capital Accounts. The Company will make distributions as received from Portfolio Funds in accordance with Capital Accounts distributions. An investment in the Company involves substantial restrictions on liquidity and its Interests are not freely transferable. There is no market for the Interests, and no market is expected to develop. Consequently, Investors may be unable to redeem or liquidate their Interests.

Investors in the Company must be “accredited investors,” as defined in Rule 501(a) of Regulation D under the Securities Act, and “qualified clients” as defined in Rule 205-3 under the Advisers Act. The Investment Adviser may decline to admit any Investor. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Internal Revenue Code of 1986, as amended. Investors generally will be required to represent to the Company that such Investor:

•	is investing in the Company for its own account, for investment purposes only, and not with a view to distributing Units;

•	is a sophisticated Investor capable of evaluating the risks and merits of an investment in the Company;

•	has had access to sufficient information needed to make an investment decision about the Company;

•	can tolerate illiquidity, which is characteristic of privately placed securities in general and this investment in particular;

•	satisfies the standards of an “accredited investor” as set forth in Regulation D under the Securities Act; and

•	satisfies the “qualified client” standards of Rule 205-3 under the Advisers Act.

[The Company may be dissolved by a [majority vote] of Interest holders of the Company. The Managers may, without Interest holder approval, cause the Company to merge or consolidate with or into any other entity or entities consistent with the 1940 Act.]

Summary Of Company Agreement

The following is a summary description of additional items and of select provisions of the Company Agreement. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of Company Agreement contained as an exhibit.

Liability of Members

Members of the Company will be members of a limited liability company as provided under Delaware law. Under Delaware law and the Company Agreement, a Member will be liable for the debts and obligations of the Company only to the extent of its capital commitments and any contributions to the capital of the Company (plus any accretions in value thereto prior to withdrawal) and a Member, in the discretion of the Board, may be obligated to satisfy withholding tax obligations with respect to such Member.

Duty of Care

The Company Agreement provides that neither the Managers nor, if applicable, the Investment Adviser (including certain of its affiliates, among others) shall be liable to the Company or any of its Members for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of their duties. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Managers by the Company, but not by the Members individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Company. A Manager will not be personally liable to any Member for the repayment of any balance in such Member’s capital account or for contributions by such Member to the capital of the Company or by reason of any change in the federal or state income tax laws applicable to the Company or its Members. The rights of indemnification and exculpation provided under the Company Agreement do not provide for indemnification of a Manager for any liability, including liability under federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Power of Attorney

By investing and by signing the Company Agreement (which each Member will do by virtue of signing a Member certification form), each Member will appoint the officers of the Company and each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuation of the Company as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Company or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Company.

Dissolution and Liquidation

The Company will be dissolved upon the occurrence of any of the following:

•	the expiration of its term, except as otherwise extended pursuant to the Company Agreement;

•	upon the affirmative vote by the Managers, subject, to the extent required by the 1940 Act, to the consent of the Members;

•	the sale or other disposition at any one time of all or substantially all of the assets of the Company; and

•	dissolution required by operation of law.

Upon the occurrence of any event of dissolution, the Managers or a liquidator acting as such under appointment by the Managers is charged with winding up the affairs of the Company and liquidating its assets. Net profits or net losses during the fiscal period including the period of liquidation will be allocated as described in the Company Agreement.

Upon the dissolution of the Company, its assets are to be distributed to Members in accordance with the positive balance in their respective capital accounts, after providing for all obligations of the Company.

Voting

Each Member has the right to cast a number of votes equal to the number of Interests held by such Member at a meeting of Members called by the Managers. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of the Company’s agreement with any investment adviser to the Company, and certain other matters, to the extent that the 1940 Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Company’s business, and may not act for or bind the Company.

Reports to Members

The Company will furnish to Members, as soon as practicable after the end of each taxable year, financial statements and such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law. The Company will not be able to provide final K-1s to Members for any given tax year until significantly after April 15 of the following year. The Company will provide Schedule K-1s as soon as practicable after it receives all necessary information.

Fiscal Year

The Company’s fiscal year for financial reporting purposes is the 12-month period ending on March 31. The Company’s taxable year is the 12-month period ending December 31.

ITEM 10.2.	Not applicable.

ITEM 10.3.	Not applicable.

ITEM 10.4.

The Company intends to be classified for tax purposes as a partnership and not as an association or a publicly traded partnership taxable as a corporation. Accordingly, the Company should not be subject to federal income tax, and each Member will be required to report on its own annual tax return such Member’s share of the Company’s taxable income or loss.

If it were to be determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Company may be subject to corporate income tax and any distributions of profits from the Company would be treated as dividends.

ITEM 10.5.

[After the date of filing of this Registration Statement, the Interests will be issued to Members of the Company.]

ITEM 10.6.	Not applicable.

ITEM 11.	Not applicable.

ITEM 12.	Not applicable.

ITEM 13.	Not applicable.

PART B

Part B of this Registration Statement should be read in conjunction with Part A. Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A of this Registration Statement.

ITEM 14.	Not applicable.

ITEM 15.	Not applicable.

ITEM 16.	Not applicable.

ITEM 17.	INVESTMENT OBJECTIVE AND POLICIES.

Part A of this Registration Statement contains basic information about the investment objective, policies and limitations of the Company.

ITEM 18.	MANAGEMENT.

Information about the managers and officers of the Company, their roles in the management of the Company, the compensation of the Managers, and the committees of the Company is included in Part A of this Registration Statement.

[The Investment Adviser and its affiliates (and the directors/trustees, officers and employees) may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by these parties that are the same, different from or made at different times from positions taken for the Company. To lessen the possibility that the Company will be adversely affected by this personal trading, the Company and the Investment Adviser has each adopted a code of ethics (each, a “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Company’s portfolio transactions. The Codes of Ethics for the Company and the Investment Adviser can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Code of Ethics also is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.]

The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Company except that the Company may, in accordance with rules under the 1940 Act, engage in transactions with accounts that are affiliated with the Company as a result of common officers, directors/trustees, advisers or managing general partners. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Company to purchase and another client to sell, or the Company to sell and another client to purchase, the same security or instrument on the same day.

Personnel of the Investment Adviser serve as portfolio managers to certain clients and registered and unregistered investment companies that may utilize an investment program that is substantively similar to that of the Company. In addition, the Investment Adviser currently serves, or may in the future serve, as investment advisers to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation (such as performance fees). Consequently, the Investment Adviser’s investment management activities may present conflicts between the interests of the Company and those of the Investment Adviser, and, potentially, among the interests of various accounts managed by the Investment Adviser principally with respect to allocation of investment opportunities among similar strategies.

Future investment activities of the Investment Adviser and its affiliates and its principals, partners, director/trustees, officers or employees may give rise to conflicts of interest other than those described above.

Each Member has the right to cast a number of votes equal to the number of Interests held by such Member at a meeting of Members called by the Company’s Managers. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Manager and approval of the Investment Advisory Agreement, in each case to the each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Company’s business, and may not act or bind the Company.

The Company may limit its investment position (combined with other investment positions of certain of its affiliates) in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities, absent an order of the SEC (or assurances from the SEC staff) under which the Company’s contribution and withdrawal of capital from a Portfolio Fund in which the Company and certain of its affiliates hold 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Company is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from the 1940 Act provisions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Investment Adviser, the Company may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Company may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Company to limit its position, aggregated with the positions of certain of its affiliates, in any one Portfolio Fund, if investments in a Portfolio Fund by the Company and certain of its affiliates will equal or exceed 25% of the Portfolio Fund’s assets, or such lower percentage limit as may be determined by the Company in consultation with its counsel. These restrictions may be changed by the Board, subject to the limitations of applicable laws, rules or interpretations thereof.

The Company does not presently intend to invest in Portfolio Funds managed by the Investment Adviser or any of its affiliates; however, it may do so in the future, subject to obtaining such exemptions from the 1940 Act as may be necessary.

[Proxy Voting Policies and Procedures. Under the 1940 Act, the Board of Directors has a right and an obligation to vote proxies relating to the Company’s securities as part of their general fiduciary obligations to the Company and its Members. Because of its investments in Portfolio Funds, the Company generally does not receive proxy solicitations. However, the Board has adopted the proxy voting policies and procedures of the Investment Adviser as the Company’s proxy voting policies and procedures. Subject to the Board’s oversight, the Company has delegated responsibility to vote any proxies the Company may receive to the Investment Adviser. The Investment Adviser’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to the Company in a manner that serves the best interests of the Company. A copy of the Investment Adviser’s proxy voting policies and procedures is attached as Appendix A to this Part B.]

ITEM 19.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

No officers of Managers of the Company currently own any of the outstanding Interests in the Company.

Before the commencement of the Company’s operations, UST Advisers, Inc., 225 High Ridge Road, Stamford, CT 06905 may be deemed to control the Company. As sole member of the Company, David R. Bailin may be deemed to be a control person of the Company. However, Mr. Bailin shall withdraw from the Company immediately preceding the commencement of operation of the Company.

ITEM 20.	INVESTMENT ADVISORY AND OTHER SERVICES.

Information of the investment management and other services provided for or on behalf of the Company is contained in Part A of this Registration Statement.

[            ] serves as the independent registered public accounting firm of the Company.

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts, 02111, acts as counsel to the Company, the Investment Adviser and certain of its affiliates.

[            ] acts as counsel to the Independent Managers.

The Company is registered under the 1940 Act as a closed-end management investment company. The Company was formed as a limited liability company under the laws of the State of Delaware on February 2, 2007. The Company’s principal place office is located at 225 High Ridge Road, Stamford, CT 06905. The telephone number is (800) 647-6972, (x 4497).

ITEM 21.	PORTFOLIO MANAGEMENT.

In addition to that provided below, other information may be found in Item 9 of Part A of this Registration Statement.

David R. Bailin

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
0	N/A	[1]	[___]	0	N/A

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
0	N/A	0	N/A	0	N/A

Raghav Nandagopal

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
[1]	[___]	[2]	[___]	0	N/A

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
[1]	[___]	[2]	[___]	0	N/A

Ben Tanen

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
0	N/A	0	N/A	0	N/A

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
0	N/A	0	N/A	0	N/A

Real, potential or apparent conflicts of interest may arise should members of the Investment Committee have day-to-day portfolio management responsibilities with respect to more than one fund. Committee members may manage other accounts with investment strategies similar to the Company, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Investment Committee members may personally invest in these accounts. These factors could create conflicts of interest because the Investment Committee members may have incentives to favor certain accounts over others that could result in other accounts outperforming the Company. A conflict may also exist if Investment Committee members identifies a limited investment opportunity that may be appropriate for more than one account, but the Company is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a team member may execute transactions for another account that may adversely impact the value of securities held by the Company. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Investment Committee members are generally managed in a similar fashion and the Investment Advisor has a policy that seeks to allocate opportunities on a fair and equitable basis.

[The Investment Committee’s compensation consists of a combination of a fixed salary and a discretionary bonus. The discretionary bonus is not tied directly to the value of assets, of the Company or any other fund managed by the Investment Adviser. The discretionary bonus is not tied directly to the performance of the Company; however, the Company’s performance is a factor in the amount of bonus paid to members of the Investment Committee. Additional factors include, without limitation, the financial performance of the Investment Adviser, execution of managerial responsibilities, client interactions, support and general teamwork. The Investment

Committee, currently, is not allocated any portion of the carried interest. However, members of the Investment Committee may, in the future, be allocated a portion of the carried interest.]

As of the date of this Registration Statement, no one owns Interests.

ITEM 22.	BROKERAGE ALLOCATION AND OTHER PRACTICES.

Each Portfolio Fund’s manager is directly responsible for placing orders for the execution of portfolio transactions for the Portfolio Fund that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On many foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. In selecting brokers and dealers to execute transactions on behalf of a Portfolio Fund, it is expected that each Portfolio Fund manager will generally seek to obtain the best price and execution for the transactions, taking into account factors, such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm’s risk in positioning a block of securities. Although it is expected that each Portfolio Fund manager generally will seek reasonably competitive commission rates, a Portfolio Fund manager will not necessarily pay the lowest commission available on each transaction. The Portfolio Fund managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Brokerage practices adopted by Portfolio Fund managers with respect to Portfolio Funds may vary and will be governed by each Portfolio Fund’s organizational documents.

Consistent with the principle of seeking best price and execution, a Portfolio Fund manager may place orders for a Portfolio Fund with brokers that provide the Portfolio Fund manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Portfolio Fund managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Fund managers or their affiliates in providing services to clients other than the Portfolio Funds. In addition, not all of the supplemental information is necessarily used by a Portfolio Fund manager in connection with the Portfolio Fund it manages. Conversely, the information provided to a Portfolio Fund manager by brokers and dealers through which other clients of the Portfolio Fund manager or its affiliates effect securities transactions may be useful to the Portfolio Fund manager in providing services to the Portfolio Fund.

Based on representations in the Portfolio Funds’ offering documents, the Company generally believes that Portfolio Funds will follow practices similar to those described above. The Company has no control over Portfolio Fund brokerage arrangements or operations and there is a risk of Portfolio Fund misconduct.

ITEM 23.	TAX STATUS.

The following is a summary of certain aspects of the income taxation of the Company that should be considered by a prospective Investor. The Company has not sought a ruling from the Internal Revenue Service or any other federal, state, or local agency with respect to any of the tax issues affecting the Company. Further, the Company has not obtained an opinion of counsel with respect to any federal tax issues other than the characterization of the Company as a partnership for federal income tax purposes.

This discussion is based on the Company’s intended plan of operation applying the federal income tax laws as currently in effect as contained in the Internal Revenue Code (“Code”), Treasury Regulations, and relevant judicial decisions and administrative guidance. The federal tax laws are subject to change, and any such change may materially affect the tax consequences of an investment in the Company. Neither the Investment Adviser nor its counsel has any continuing duty to advise the Company or any Member of any changes in the tax law that may affect any party or cause any part of this discussion to become inaccurate. No rulings or opinions of counsel (except as noted above with respect to the Company’s partnership status) have been or will be requested with respect to any tax-related matter discussed herein. There can be no assurance that the positions the Company takes on its tax returns will be accepted by the Internal Revenue Service (“IRS”). This discussion relates only to U.S. federal income taxes and not to any local, state or foreign taxes or U.S. federal taxes other than income taxes.

Because this discussion is a general summary, it does not address all aspects of federal income taxation that may be relevant to a particular investor in light of the Investor’s particular circumstances, nor does it address, unless explicitly noted (and only to the extent so noted), certain types of Investors subject to special treatment under the federal income tax laws, including but not limited to tax-exempt organizations, insurance companies, financial institutions, broker-dealers, dealers in securities or currencies, traders in securities that elect to use the mark-to-market method of accounting for their securities, partners who are themselves partnerships or other pass-through entities for federal income tax purposes, regulated investment companies, real estate investment companies, real estate mortgage investment conduits, expatriates, persons liable for alternative minimum tax, persons whose “functional currency” is not the U.S. dollar, persons holding their investment as part of a hedging, constructive sale or conversion, straddle, or other risk-reducing transaction, and persons acquiring their interests in the Company in connection with the performance of services. Except as otherwise explicitly noted under “Non-U.S. Investors” below, this summary addresses only individual citizens or residents of the United States, corporations or other business entities organized under the laws of the United States, any state, or the District of Columbia, estates with income subject to United States federal income tax, or trusts subject to primary supervision by a United States court or for which United States persons control all substantial decisions.

Portions of this discussion address the ability of Investors to utilize items of loss or deduction allocated to them by the Company. Potential Investors are cautioned that the Company will not be operated for the purpose of generating tax deductions, losses, credits, or other benefits. Investors should not anticipate that an investment in the Company will yield items of deduction, loss, or credit to offset items of income or gain from other sources.

Potential Investors should consult with their own tax advisers in order to understand the federal, state, local and foreign income tax consequences of an investment in the Company.

The Company’s Tax Status

The Company intends to be treated as a partnership for federal income tax purposes, and the Company’s legal counsel will provide an opinion to Investors that the Company will be so treated. As a partnership, the Company will not be subject to federal income tax. Instead, each Member will be required annually to take into account its respective distributive share of the Company’s items of taxable income, gain, loss, deduction and credit, without regard to whether any distributions are made by the Company. Generally, ordinary income or loss earned or incurred by the Company will be ordinary income or loss to the Members, and capital gain or loss earned or incurred by the Company will be capital gain or loss to the Members. Distributive shares of income, gain, loss, deduction, and credit are allocated in accordance with the Company Agreement. The Company expects that such allocations will be respected by the IRS as either having “substantial economic effect” (and complying with other regulatory safe harbor provisions) or being determined in accordance with a “partner’s interest in the partnership.” However, the regulations regarding when allocations are respected for tax purposes are very complex, and there can be no assurance that the allocations described in the Company Agreement will be respected by the IRS.

Generally, distributions received by a Member from the Company (as opposed to allocations of taxable income or loss) will only be taxable to the extent a Member receives money in excess of the Member’s basis in its Company Interest. The Company expects to qualify as an “investment partnership” within the meaning of Section 731(c)(3)(C) of the Code as long as the Company does not actively and substantially participate in the management of any Portfolio Fund or hold 20 percent or more of the total capital and profits interests in any Portfolio Fund. If the Company does not so qualify, a Member receiving a distribution of marketable securities from the Company may recognize taxable gain to the extent the fair market value of the distributed securities plus any distributed money exceeds the Member’s basis in its Units. A Member selling appreciated securities distributed to it tax-free by the Company will generally recognize taxable gain based on the total appreciation in the value of the securities (subject to certain adjustments and exceptions in the case of a distribution in liquidation of a Member’s interest in the Company), including such appreciation that accrued while the securities were held by the Company.

The Company will file U.S. federal partnership information returns, reporting its operations for each fiscal year. The Company also will provide Members with statements to assist Members in determining and reporting on their federal income tax returns items of taxable income, gain, loss, deduction and credit arising from their investment in the Company. Because the Company must receive tax-reporting information from the Portfolio Funds and await the results of its annual audit before it can prepare such statements, the Company will not be able to provide tax-reporting statements to the Members until significantly after April 15 of each year. Members must be prepared to obtain extensions for filing their U.S. federal, state, and local income tax returns each year.

Investments in Portfolio Funds

The Company expects to invest in Portfolio Funds rather than directly engage in any business operations. The Company anticipates, but can provide no assurance that, the Portfolio Funds will be treated as partnerships for federal income tax purposes and will, in turn, invest in the equity or debt securities of portfolio companies. Assuming for the remainder of this discussion that this is so, the federal income tax consequences of the Company’s investment in a Portfolio Fund will depend heavily on the structure and other circumstances of the portfolio companies selected by Portfolio Funds. Beyond its ability to choose among Portfolio Funds in which to invest, the Company will have no control over the Portfolio Funds and their choice of investments. Therefore, Members must be prepared for allocations presenting a wide variety of federal income tax consequences.

To the extent Portfolio Funds invest in domestic portfolio companies taxed as corporations, unlike those taxed as partnerships, such companies are subject to federal income tax and will report separately their income, gains, losses, deductions, and credits on their own tax return. Interest or dividends earned from such portfolio companies will generally be ordinary income. Generally, the federal income tax consequences of a Portfolio Fund’s disposition of investments in domestic portfolio companies will depend on whether the Portfolio Fund is treated as an investor or trader (i.e., realizing capital gains or losses), or a dealer (i.e., realizing ordinary income or loss) for tax purposes.

To the extent Portfolio Funds invest in domestic portfolio companies taxed as partnerships, such portfolio companies, like the Company itself, will not be subject to federal income tax. The Portfolio Funds, and indirectly the Company and the Members themselves, must take into account for tax purposes a distributive share of such a portfolio company’s items of taxable income, gain, loss, deduction, and credit without regard to whether the portfolio company ever makes distributions. Moreover, the Portfolio Funds, Company, and Members will be deemed engaged in any trade or business carried on by a portfolio company taxed as a partnership. As noted above, the federal income tax consequences of a Portfolio Fund’s disposition of investments in domestic portfolio companies will depend on whether the Portfolio Fund is treated as an investor, trader, or a dealer for tax purposes. In addition, when disposing of a domestic portfolio company treated as a partnership, gain or loss attributable to inventory or unrealized receivables (defined broadly to include, among others, recapture items, market-discount bonds, short-term obligations, and stock in certain foreign corporations) that might otherwise be capital gain will instead be ordinary income or loss.

To the extent the Portfolio Funds invest in foreign entities, the tax consequences will vary widely depending on the jurisdiction and structure of the portfolio company. Foreign portfolio companies treated as corporations for U.S. federal income tax purposes may be classified as “controlled foreign corporations” or “passive foreign investment companies” under the Code, subject to a variety of unfavorable federal income tax consequences, including but not limited to accelerating the timing of taxable income to the Members or altering the character (i.e., ordinary vs. capital gain) of a Member’s income. Gains or losses from certain foreign currency transactions attributable to exchange rate fluctuations are treated as ordinary income or loss. In addition to taxing the portfolio company’s operations, foreign jurisdictions may impose withholding taxes on dividends, interest, or other payments to the Portfolio Funds. Subject to numerous limitations, Members may be entitled to a credit or deduction for their share of such withholding taxes and certain other foreign taxes incurred by the Portfolio Funds or the Company.

Portfolio Funds and their portfolio companies may engage in business in, otherwise derive income from, and in general be subject to taxing authority in numerous state, local, and foreign jurisdictions. Members, by virtue of their participation in the Company, may be subject to tax payment and reporting obligations in such jurisdictions under their widely varying rules and regulations. Each Investor should consult an independent adviser regarding how an investment in the Company may affect his, her, or its state, local, and foreign tax payment and reporting obligations.

Limitations on Certain Deductions

The Company intends to engage in investment activities rather than in any active trade or business. As a result, noncapitalized expenses of the Company (e.g., fees paid to the Investment Adviser) will represent “miscellaneous itemized deductions” for non-corporate taxpayers, deductible only to the extent they exceed 2 percent of a taxpayer’s adjusted gross income. Overall itemized deductions for individual taxpayers are subject to further limitations. Moreover, an investment in the Company will not constitute a “passive activity” for purposes of the passive activity loss rules, and a Member will not be able to utilize losses and deductions from passive activities to offset the Member’s share of the Company’s income and gain (until the Member disposes of its interest in the passive activity).

The Code limits the ability of Members to utilize other losses and deductions that may arise from the Company’s activities. For instance, allocations of loss or deduction from the Company, or the ability to utilize such allocations, may be limited by a Member’s adjusted capital account or its adjusted basis in its interest in the Company. Additionally, the use of capital losses is subject to significant limitations, as is the use of deductions for “investment interest” should the Company or Portfolio Funds use leverage in their investments. Individuals and certain closely held corporations are subject to the “at risk” rules that limit a Member’s ability to utilize losses to the amount the taxpayer has at risk in the Company’s activities. The Company’s organizational expenses may be amortizable only over a 15-year period, if at all. Certain expenses incurred by the Company in offering and selling Company interests will be non-deductible altogether.

Disposition of Interest in the Company

A Member’s gain or loss upon a disposition of its interest in the Company will typically be capital gain or loss, long-term if the Member holds the interest for more than one year, except that gains or losses attributable to inventory or unrealized receivables (defined broadly to include, among others, recapture items, market-discount bonds, short-term obligations, and stock in certain foreign corporations) will be ordinary income or loss. As described above, the use of capital losses is subject to significant limitations.

Tax-Exempt Investors

The discussion below addresses how certain investors such as tax-exempt organizations, qualified plans, individual retirement accounts and annuities, and state colleges and universities (“Tax-Exempt Investors”) may be subject to unrelated business income tax (“UBIT”) due to the Company’s activities.

Income from a trade or business, regularly carried on, that is unrelated to a Tax-Exempt Investor’s exempt purposes, and income derived from debt-financed property, are subject to UBIT. If the Portfolio Funds invests in companies treated as partnerships for tax purposes, a Tax-Exempt Investor’s distributive share of income earned by the Company will be subject to UBIT if such income would have been subject to UBIT if earned directly by the Tax-Exempt Investor. Moreover, certain income from foreign portfolio companies treated as corporations, such as insurance income from controlled foreign corporations, may be subject to UBIT. Furthermore, if a Tax-Exempt Investor debt-finances its investment in the Company, the Company debt-finances its investment in a Portfolio Company, or a Portfolio Fund uses leverage in its own investment activities, some or all of the Tax-Exempt Investor’s distributive share of income from the Company may be subject to UBIT.

The Company makes no assurance that Tax-Exempt Investors will not incur UBIT as a result of their investment in the Company. Each potential investor should consult an independent tax advisor regarding the UBIT consequences of an investment in the Company in light of the investor’s particular circumstances.

Non-U.S. Investors

The discussion below addresses the application of certain federal income tax laws to investors who are not United States citizens, residents, business entities, estates, or trusts (“Non-U.S. Investors”). The application of the federal tax laws to non-U.S. persons is complex, and this summary does not address all aspects of those laws.

Except to the extent of income “effectively connected” with a U.S. trade or business (in all cases to include the disposition of U.S. real property or U.S. real property holding corporations), a Non-U.S. Investor’s distributive share of the Company’s capital gains will not be subject to U.S. tax, and its distributive share of the Company’s dividends, interest, and certain other income will be subject only to a 30 percent withholding tax. Under certain circumstances, the withholding tax may be reduced or eliminated if a Non-U.S. Investor properly certifies to its entitlement to tax treaty benefits or the “portfolio interest” exception.

If the Company, a Portfolio Fund, or a portfolio company treated as a partnership for federal tax purposes is deemed engaged in a U.S. trade or business, then a Non-U.S. Investor will be deemed engaged in a U.S. trade or business. A Non-U.S. Investor deemed engaged in a U.S. trade or business is subject to federal income tax on any income “effectively connected” with that trade or business on similar terms and rates as a U.S. person. In those circumstances, the Company must withhold tax on the Non-U.S. Investor’s distributive share of effectively connected income, and the Non-U.S. Investor must file a U.S. tax return. Furthermore, the Non-U.S. Investor may be subject to U.S. federal income tax on its gain from the disposition of its interest in Company, and, if a corporation, the Non-U.S. Investor may be subject to an additional 30 percent branch profits tax on its earnings and profits effectively connected with the U.S. trade or business.

The Company makes no assurance that Non-U.S. Investors will not be deemed engaged in a U.S. trade or business as a result of their investment in the Company. Each potential Investor should consult an independent tax advisor regarding the tax consequences of an investment in the Company in light of the investor’s particular circumstances.

ERISA Considerations

Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or the Code (an “ERISA Plan”) should consider, among other things, the matters described below before determining whether to invest in the Company.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment, and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Company, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Company may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Company will register as an investment company under the 1940 Act, the underlying assets of the Company should not be considered to be “plan assets” of the ERISA Plans investing in the Company for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Investment Adviser will not be a fiduciary within the meaning of ERISA.

The Investment Adviser will require an ERISA Plan proposing to invest in the Company to represent that it, and any fiduciaries responsible for the ERISA Plan’s investments, are aware of and understand the Company’s investment objective, policies and strategies, that the decision to invest plan assets in the Company was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective ERISA Plan investors may currently maintain relationships with the Investment Adviser or with other entities which are affiliated with the Investment Adviser. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with counsel to determine if participation in the Company is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA Plan investors will be required to represent that the decision to invest in the Company was made by them as fiduciaries independent of such affiliated persons and duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons as a basis for the decision to invest in the Company.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Registration Statement, is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of Interests.

ITEM 24.	FINANCIAL STATEMENTS.

The Company will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.

Appendix A to Part B

PROXY VOTING POLICIES AND PROCEDURES

Overview

U.S. Trust and its affiliates1 often have authority to vote proxies for shareholders with accounts managed by U.S. Trust and its affiliates. As an investment adviser or as a trustee, U.S. Trust has a fiduciary duty to act in the best interest of its clients (maximizing shareholder value over time) when exercising this authority. At U.S. Trust, we recognize that in those cases where we have voting authority, we must make voting decisions that are in the best long-term economic interest of our clients (or, in the case of ERISA accounts, in the interest of the plan’s participants and their beneficiaries).

Set forth below are U.S. Trust’s Policies and Procedures with respect to any voting or consent rights of clients (including mutual funds) for which any U.S. Trust entity has voting authority. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of U.S. Trust, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. To the extent issues are not covered by U.S. Trust’s Policies and Procedures, U.S. Trust will vote proxies in its discretion after taking into consideration the best long-term economic interest of its clients. These Policies and Procedures may be revised from time to time. Appendix A and Appendix B set forth the Proxy Committee’s current policies with respect to how U.S. Trust will vote with regard to specified matters that may arise from time to time.

Special Fiduciary Services Division

These policies and procedures do not apply to the qualified or unqualified employee benefit plan accounts for which the Special Fiduciary Services Division of United States Trust Company, N.A. (“SFS”) acts as a plan fiduciary. SFS has established its own proxy policies and procedures. The SFS client accounts commonly hold large concentrations of employer securities. Due to the special nature of these accounts, U.S. Trust and SFS may reach different voting decisions on a particular matter.

Limitations Relating to Proxy Voting

While U.S. Trust uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for U.S. Trust to vote proxies. Such circumstances include when a client has loaned securities to a third party and is unable to recall the securities

[1]	U.S. Trust includes United States Trust Company, National Association, U.S. Trust New York Asset Management Division, UST Advisers, Inc., and U.S. Trust Company of Delaware.

Appendix A-1

in sufficient time to vote the proxies by the required deadline or if an account would lose security lending income if the securities were recalled. Additionally, U.S. Trust may not be able to vote proxies in connection with certain holdings of foreign securities if U.S. Trust does not receive the proxy statement in time to vote the proxies or is unable to meet the requirements necessary to vote the proxies (e.g. share blocking, limited value, unjustifiable costs, custodial processing delays or securities on loan). In circumstances where a client held a security as of record date, but the security is sold prior to the shareholder meeting, U.S. Trust will abstain from voting that security.

Proxy Committee

The Proxy Committee of United States Trust Company, N.A. is responsible for establishing and implementing these proxy voting policies and procedures. The Proxy Committee may also consider special proxy issues that may arise from time to time, including voting proxies for which the Policies and Procedures do not provide clear and definitive guidance and/or where an exception to the established Policies and Procedures may be in the interest of U.S. Trust’s proxy voting clients. The Proxy Committee is comprised of personnel of United States Trust Company, N.A., its Director of Equity Research, a senior representative from its Equity Research Operations, Trust, International Investments, Equity Income, Risk Management, and Wealth Management. At least annually, the Proxy Committee reviews the voting guidelines set forth in Appendices A and B and the use of the third party proxy voting service. The Proxy Committee may call upon research analysts and investment professionals for their opinion on a particular issue based upon their in-depth knowledge of the issuer and the issues involved.

Voting and Use of Proxy Voting Service

U.S. Trust has engaged an independent proxy voting service, Institutional Shareholder Services, Inc. (“ISS”), a nationally recognized provider of proxy voting services, to assist in the voting of proxies. ISS is responsible for voting, on behalf of U.S. Trust, in accordance with the guidelines stipulated in Appendices A and B and for maintaining copies of voting records and proxy statements received by issuers. ISS will refer proxy questions to a member of the Equity Research Operations Group for instructions under circumstances where : (1) the application of the Proxy Policies and Procedures is unclear; (2) a particular ballot item is not covered by the Proxy Policies and Procedures; or (3) the Proxy Policies and Procedures call for input from U.S. Trust. ISS also may provide the Proxy Committee with recommendations regarding particular proxy matters.

Proxy Coordination

A member of the Equity Research Operations Group is responsible for working with the proxy voting service, soliciting feedback from the Proxy Committee as required, and for communicating to ISS the Proxy Policies and Procedures. ISS produces monthly reports

Appendix A-2

of ballots cast on behalf of clients and the Security Operations Group does a random sampling of the ballots cast by the proxy voting service against these Policies and Procedures to verify adherence by ISS to these Policies and Procedures.

Conflicts of Interest

From time to time, U.S. Trust may experience material conflicts of interest with respect to proxy voting. Because these Policies and Procedures are pre-determined and designed to be in the best interests of clients, application of the Policies and Procedures to vote client proxies should, in most cases, adequately address any possible conflicts of interest. U.S. Trust will follow the procedures set forth in Appendix C in connection with voting shares issued by publicly traded companies affiliated with U.S. Trust and with voting shares of investment companies and alternative investment vehicles (i.e., hedge funds, private equity funds, and other alternative investment pools) advised by U.S. Trust or an affiliate.

Reporting and Recordkeeping

Except to the extent required by applicable law or otherwise approved by U.S. Trust, U.S. Trust will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, U.S. Trust will disclose to a client or the entity delegating the voting authority to U.S. Trust for such client, how U.S. Trust voted such client’s proxy. The proxy voting record of investment companies advised by U.S. Trust are available on the SEC’s website at http://www.sec.gov. In addition, clients for which any U.S. Trust entity has voting authority, may obtain a copy or these Policies and Procedures upon request.

Statement of Proxy Voting Guidelines

The Proxy Committee has established the following voting guidelines which provide a general indication as to how U.S. Trust will vote proxies on certain issues. However, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented here. In compelling circumstances, the Proxy Committee may determine to “split” the U.S. Trust vote on a particular matter for different investment advisory clients for which it is exercising its authority to vote proxies. Any decision to “split” votes must be appropriate from the standpoint of the best long-term economic interests of each of its clients.

Appendix A-3

Appendix A – Routine Issues

U.S. Trust will vote the following items as recommended by management of the issuer because U.S. Trust believes the recommendations by the issuer generally are in shareholders’ best long-term economic interests, and therefore in the best long-term economic interests of U.S. Trust’s clients.

1. Ratification of auditors and compensation paid to auditors.

2. Corporate housekeeping matters – including: Proposals relating to the conduct of the annual meeting, name changes, non-substantive or corrective changes to charter or by-laws (including increasing or decreasing the number of directors), proposals as to the creation of corporate governance, nominating or other committees and proposals concerning the composition of such committees, and proposals relating to whether one individual may act as both Chairman and CEO or otherwise hold simultaneous officer and director positions.

3. Routine capitalization matters – including: Matters relating to adjusting authorized common or preferred stock, reverse splits or other business matters not related to anti-takeover measures, issuance of shares in connection with an acquisition, or increase in capital stock for a shareholder rights plan.

4. Composition of the board – including: Removal of directors for cause, establishing term limits for directors, requiring two candidates for each board seat; except that proposals relating to whether a majority of the board must be independent are not considered routine.

5. General corporate matters – including: Formation of a holding company, reincorporation into a different state or country, issuance of special reports (including reports on employment and recruiting practices in relation to gender, race or other characteristics) and reports on charitable/political contributions and activities, adoption, renewal or amendment of shareholder rights plan, establishing or amending employee savings, employee stock ownership plans or investment plans.

6. Routine procedural matters – including: the opening of the shareholder meeting, acknowledge proper convening of meeting, that the meeting has been convened under local regulatory requirements, the presence of quorum, the agenda for the meeting, the election of the chair of the meeting, the appointment of shareholders to co-sign the minutes of the meeting, regulatory filings, the designation of inspector(s) or shareholder representative(s) for the meeting, the designation of two shareholders to approve and sign minutes of the meeting, the allowance of questions, the publication of minutes, the closing of the meeting, authorize the board to ratify and execute approved resolutions, and prepare and approve the list of shareholders.

7. Remuneration report – In several non-U.S. markets, including the United Kingdom, Sweden, Australia, and the Netherlands, shareholders are given the opportunity to ratify the company’s equity based, and cash compensation policies. We generally vote for the routine approval of remuneration reports in non-U.S. markets.

Appendix A-4

8. Annual formal discharge of the board and management – In several non-U.S. markets, shareholders are asked to approve actions taken by the board and management during the year. The annual formal discharge is a tacit vote of confidence in the company’s management. We generally vote for discharge of the board and management, unless: there are serious questions about actions of the board or management for the year in question; or, legal action is being taken against the board by other shareholders. In addition, we typically vote against proposals to remove the annual discharge of board and management from the agenda.

Appendix A-5

Appendix B – Non-Routine Issues

The Proxy Committee has adopted the following guidelines with respect to the following non-routine issues.

1 – Proposals Regarding Director Elections

i.	Election of directors – We typically vote for on individual director nominees in an uncontested election of directors. We evaluate a contested election of directors on a case-by-case basis considering such factors as the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

ii.	Cumulative voting for the election of directors – Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. We believe that cumulative voting favors special interest candidates who may not represent the interests of all shareholders. We typically vote against proposals for cumulative voting and for proposals to eliminate cumulative voting.

iii.	Classified boards – We believe that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We believe that a non-classified board (requiring re-election of all directors annually) increases the accountability of the board to shareholders. We typically vote against proposals seeking classification of a board and for proposals seeking declassification.

iv.	Term limits for independent directors – We believe that term limits can result in arbitrarily discarding knowledgeable, experienced directors. We believe that qualified and diligent directors should be allowed to continue to serve the interests of a company’s shareholders and that term limits do not serve shareholder’s interests. We typically vote against proposals to set term limits.

v.	Proposals concerning whether a majority of the board must be independent – We believe that it is beneficial for a majority of the board of directors of a company to be comprised of independent directors. As such, we typically vote for such proposals.

Appendix A-6

vi.	Proposals requiring a majority vote for election of directors – We will typically vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).

2 – Other Director-Related Proposals

(i)	Proposals limiting liability or providing indemnification of directors – We believe that in order to attract qualified, effective and experienced persons to serve as directors, it is appropriate for a company to offer appropriate and competitive protection to directors from exposure to unreasonable personal liability potentially arising from serving as a director. We typically vote for such proposals.

(ii)	Proposals regarding director share ownership – Similarly to employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director’s cash compensation) or through option grants, we believe director share ownership is in the interests of shareholders. We typically vote for such proposals.

3 – Anti-Takeover Proposals and Shareholder rights

(i)	Shareholder rights plans and poison pills – Poison pills are used as a defense against takeover offers that are not welcomed by incumbent management. Such plans typically allow shareholders (other than the shareholder making the takeover offer) to purchase stock at significantly discounted prices. Such a plan may serve to entrench management and directors and may effectively prevent any take-over, even at a substantial premium to shareholders. We typically vote against poison pill plans and against proposals to eliminate a requirement that poison pill plans be submitted to shareholders for approval.

(ii)	Defensive Use of Share Issuances – We typically vote against management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

(iii)	Other anti-takeover provisions – We typically vote against other anti-takeover provisions, such as blank check preferred stock, greenmail provisions, shark repellants and increases in authorized shares for anti-takeover purposes and typically vote for proposals such as fair price amendments.

Appendix A-7

(iv)	Limitations on shareholder rights – We typically vote against proposals which limit shareholders’ corporate rights, including, the right to act by written consent, the right to remove directors, to amend by-laws, to call special meetings, or nominate directors.

(v)	Proposals regarding supermajority vote requirement – We support shareholders’ ability to approve or reject matters based on a simple majority. We typically vote against proposals to institute a supermajority vote requirement.

(vi)	Proposals regarding confidential voting – Confidential voting allows shareholders to vote anonymously and we believe helps large institutional shareholders avoid undue influence that may be exerted by special interest groups. Prohibiting confidential voting may discourage some shareholders from exercising their voting rights, which we believe is not in the best interests of a company’s shareholders. We typically vote for the adoption of confidential voting proposals and against proposals to prohibit confidential voting.

(vii)	Discretionary voting of unmarked proxies – Such proposals often provide management with the discretion to vote unmarked proxies as management determines. Except for the discretion to vote unmarked proxies with respect to a proposal to adjourn a meeting and to set a new meeting date, we believe it is not proper to provide management with the discretion to vote unmarked proxies. We typically vote against such proposals.

4 - Management Compensation Proposals

(i)	Equity-based compensation plans – We will assess the potential cost of equity-based compensation plans by using the proxy voting service’s quantitative approach to evaluating such plans. The quantitative approach is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. We will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. We typically vote for equity-based plans with costs within the allowable cap and against those with costs above the allowable cap. In addition, we generally vote against plans that provide: a) for repricing of underwater stock, b) excessive CEO compensation relative to company performance, i.e. pay-for-performance disconnect, or c) excessive three-year average burn rate. We may also vote against an equity-based plan proposal if there are significant concerns about egregious compensation practices, even if the costs of such plans are within the allowable cap.

Appendix A-8

(ii)	Shareholder proposals on compensation – disclosure/setting levels or types of compensation for executives and directors – We typically vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. We typically vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. We typically vote against shareholder proposals requiring director fees be paid in stock only.

(iii)	Performance-based awards – We typically vote for shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless: a) the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); and b) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

(iv)	Severance agreements for executives/golden parachutes – We typically vote for shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. We typically vote for proposals to ratify or cancel golden parachutes if they include the following: a) The triggering mechanism is beyond the control of management; b) The amount does not exceed three times base salary (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs); and c) change-in-control payments include the following double-triggers: (I) after a change in control has taken place, and (II) termination of the executive as a result of the change in control. A change in control is defined as a change in the company ownership structure.

(v)	Supplemental executive retirement plans (SERPs) – We typically vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Appendix A-9

(vi)	Retirement bonuses for directors and statutory auditors – We typically vote against payment of retirement benefits to non-executive directors and statutory auditors. When one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company for at least three years, we oppose payment, particularly as the size of these payments may be at the discretion of the board. If any one individual does not meet our criteria, we typically vote against the entire proposal.

All other shareholder proposals regarding executive and director pay will be voted on a case-by-case basis taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

5 - Non-Routine General Corporate Matters

(i)	Proposals relating to asset sales, mergers, acquisitions, reorganizations & restructurings – These proposals are typically brought by management for underlying business reasons. We believe that management best understands the corporation’s business and is best situated to take appropriate courses of action. Thus, we typically vote for such proposals.

(ii)	Financial results/director and auditor reports – We typically vote for approval of financial statements and director and auditor reports, unless: a) there are concerns about the statements presented or audit procedures used; or b) the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

(iii)	Appointment of statutory auditors – We typically vote for the appointment or reelection of statutory auditors, unless: a) there are serious concerns about the statutory reports presented or the audit procedures used; b) questions exist concerning any of the statutory auditors being appointed; or c) the auditors have previously served the company in an executive capacity or are otherwise considered affiliated with the company.

(iv)	Allocation of income – We typically vote for approval of the allocation of income, unless: a) the dividend payout ratio has been consistently below 30 percent without adequate explanation; or b) the payout is excessive given the company’s financial position.

(v)	Stock (scrip) dividend alternative – We generally vote for most stock (scrip) dividend proposals. However, we typically vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Appendix A-10

(vi)	Amendments to articles of incorporation or articles of association – We generally vote for proposals to amend articles of incorporation or articles of association if: a) shareholder rights are protected; b) there is negligible or positive impact on shareholder value; c) management provides adequate reasons for the amendments; and d) the company is required to do so by law (if applicable). We typically vote against proposals to amend articles if the amendment is deemed not to be in the long-term economic best interest of shareholders.

(vii)	Change in company fiscal term – We typically vote for proposals to change a company’s fiscal term unless a company’s motivation for the change is to postpone its Assembly General Meeting.

(viii)	Lower disclosure threshold for stock ownership – We typically vote against proposals to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

(ix)	Amend quorum requirements – We generally vote against proposals to lower the quorum requirement, unless we believe the proposal is consistent with market norms, the company’s reasons for the change are in line with shareholders’ interests, and the company’s ownership structure would not hamper wider shareholder participation. Companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings.

(x)	Increase in borrowing powers – We generally vote for proposals to approve increases in a company’s borrowing powers after taking into account management’s stated need for the increase, the size of the increase, and the company’s current debt-to-equity ratio or gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has an exceptionally high debt-to-equity ratio compared to its industry, we typically vote against the proposal.

(xi)	Share repurchase plans – We typically vote for share repurchase plans, unless: a) clear evidence of past abuse of the authority is available; or b) the plan contains no safeguards against selective buybacks.

(xii)	Reissuance of shares repurchased – We typically vote for proposals to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Appendix A-11

(xiii)	Capitalization of reserves for bonus issues/increase in par value – We typically vote for proposals to capitalize reserves for bonus issues of shares or to increase par value.

(xiv)	Adjust par value of common stock – We typically vote for management proposals to reduce par value of common stock.

(xv)	Issuances of shares with or without preemptive rights – General Issuances: We typically vote for proposals for the issuance of shares with preemptive rights to a maximum of 100 percent over currently issued capital. We typically vote for proposals for the issuance of shares without preemptive rights to a maximum of 20 percent of currently issued capital. We typically vote against proposals for the general issuance of shares with or without preemptive rights above and beyond the aforementioned thresholds. Specific Issuances: We typically vote on a case-by-case basis.

(xvi)	Control and profit transfer agreements – We generally vote for management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

(xvii)	Mandatory takeover bid waivers – We generally vote against proposals to waive mandatory takeover bid requirements. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners. However, we are in favor of a waiver of mandatory takeover bid requirements when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom, Ireland and Australia, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under such circumstances, we generally vote for such a waiver if the share repurchase would not push the large shareholder’s stake in the company above 50 percent.

(xviii)	Expansion of business activities – We typically vote for the expansion of business activities unless the new business takes the company into risky areas.

Appendix A-12

(xix)	Related-party transactions – We generally vote for related-party transactions, unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms to shareholders.

(xx)	Proposals for extinguishing shareholder preemptive rights – Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. For companies having large, actively-traded equity capitalizations, individual shareholder’s proportionate ownership may easily be obtained by market purchases. We believe that greater financing flexibility and reduced expenses afforded by not having preemptive rights are more beneficial to shareholders than the ability to maintain proportionate ownership through preemptive rights. We typically vote for proposals to extinguish such rights and against proposals to create such rights.

(xxi)	Proposals requiring consideration of comparative fee information by independent auditors – The cost of an audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus, the comparison of one auditor’s fees with those of another auditor for a different corporation is not meaningful. We further believe that the cost of the audit should not be the overriding factor in the selection of auditors. As such, we typically vote against such proposals.

(xxii)	Proposals mandating diversity in hiring practices or board composition – We believe that management is best able to make hiring and firing decisions and should make those decisions, consistent with the requirements of applicable law, based on the best available talent for the position in question. We believe that federal and state anti-discrimination laws should control to prevent discriminatory practices and that the vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. We typically vote against such proposals.

(xxiii)	Proposals prohibiting dealings with certain countries – The decision to prohibit business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. If the U.S. government has not prohibited trade or business dealing with companies in a particular foreign country, then we believe it is up to management to determine whether it would be appropriate for a company to do business in that country. We typically vote against such proposals.

(xxiv)

   Proposals to limit the number of other public corporation boards on which the CEO serves – We believe that service on multiple boards may enhance the CEO’s performance by broadening his or her experience and

Appendix A-13

facilitating the development of a strong peer network. We feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. We typically vote against such proposals.

(xxv)	Proposals to limit consulting fees to an amount less than audit fees – We believe that access to the consulting services of professionals is a valuable resource of increasing importance in the modern world that should be at the disposal of management. We believe that restricting management’s access to such resources is not in the interests of the corporation’s shareholders. We typically vote against such proposals.

(xxvi)	Proposals to require the expensing of stock options – Current accounting standards in the U.S. require the expensing of stock options, but not all foreign countries have adopted this standard. We believe that the expensing of stock options is beneficial in reviewing the financial condition of an issuer. We typically vote for such proposals.

(xxvii)	Proposals restricting business conduct for social and political reasons – We do not believe that social and political restrictions should be placed on a company’s business operations, unless determined to be appropriate by management. While, from an investment perspective, we may consider how a company’s social and political practices may affect present and prospective valuations and returns, we believe that proposals that prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and are not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. We typically vote against such proposals.

(xxviii)	Proposals requiring companies’ divestiture from various businesses – Proposals to require companies to divest from certain businesses, like tobacco, or from businesses that do not follow certain labor practices, are often motivated by narrow special interest groups. We believe that management is best suited to determine a company’s business strategy and to consider the interests of all shareholders with respect to such matters. We typically vote against such proposals.

6 - Distressed and Defaulted Securities

(i)

Waivers and consents – We may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (a) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (b) potential for avoiding cross-defaults under

Appendix A-14

other agreements; and (c) likelihood that deferral of default will give the obligor an opportunity to improve its business operations. We will generally vote such proposals on a case-by-case basis.

(ii)	Voting on Chapter 11 plans of liquidation or reorganization – We may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (a) other alternatives to the proposed plan; (b) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (c) whether the vote is likely to increase or decrease recoveries to clients. We will generally vote such proposals on a case-by-case basis.

7 – Investment Companies and Alternative Investment Vehicles

The voting rights of alternative investment vehicles (i.e., hedge funds, private equity funds, and other alternative investment pools) generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement, bylaws or memorandum and articles of association. We will vote all proxies or consents for unaffiliated investment companies and alternative investment vehicles in accordance with these Policies and Procedures. To the extent a proposal relates to one of the following matters, we will vote such proposals on a case-by-case basis: (i) approval of investment advisory and/or distribution agreements; (ii) approval of distribution plans; (iii) changes in fees or expenses; (iv) conversion of the company from closed-end to open-end form; (v) changes in the “fundamental policies” of the company; (vi) change in side pocket limitations; (vii) change in the state or form of organization of the company; and (viii) dispositions of assets, termination or liquidations of the fund.

For clients invested in an investment company or an alternative investment vehicle that is advised or sub-advised by U.S. Trust or its affiliates, the procedures set forth Appendix C will be followed.

8 - Other Shareholder proposals – Other shareholder proposals may arise from time to time that have not been previously considered by management. These proposals often have a narrow parochial focus. We typically vote with management with regard to such proposals.

Appendix A-15

Appendix C- Conflicts Procedures

Conflicts Related to Voting of Shares of Investment Companies and Alternative Investment Vehicles advised or sub-advised by U.S. Trust or an affiliate

We may have voting authority for shares held by our clients in mutual funds or hedge funds managed by U.S. Trust or its affiliates. In these circumstances, we may have a conflict of interest in voting these shares on behalf of our clients, particularly in matters relating to approval of the investment management agreement, advisory or other fees or mergers and acquisitions. In all cases, it is our policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent third-party proxy voting firm.

Conflicts Associated with Voting of Shares Issued by Affiliated Companies

U.S. Trust is affiliated with Charles Schwab & Co. (“Schwab”), which is a publicly registered company. U.S. Trust may have voting authority for shares held by its clients in Schwab. We may have a conflict of interest in voting these shares on behalf of our clients as a result of this affiliation. In all cases, it is our policy to instruct ISS to vote Schwab securities in accordance with its own recommendations or the recommendations of another independent third-party proxy voting firm.

The Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of these Conflicts Procedures) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent third-party proxy voting firm and vote the shares in accordance with the recommendations of that firm.

Appendix A-16

PART C

OTHER INFORMATION

Part C of this Registration Statement should be read in conjunction with Parts A and B. Capitalized terms used in this Part C and not otherwise defined have the meanings given them in Parts A and B of this Registration Statement.

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS.

1.	Registrant has no assets and financial statements are omitted.

2.	Exhibits.

(a)(i)	Certificate of Formation dated February 2, 2007.

(a)(ii)	Limited Liability Company Agreement.*

(b)	Not applicable.

(c)	Not applicable.

(d)	See Item 25(2)(a)

(e)	Not applicable.

(f)	Not applicable.

(g)	Form of Investment Advisory Agreement.

(h)	Form of Placement Agency Agreement.*

(i)	Not applicable.

(j)(i)	Form of Custodian Services Agreement.*

(j)(ii)	Form of Escrow Agreement.*

(k)	Form of Administration Agreement.*

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(i)	Form of Code of Ethics of Registrant.*

(r)(ii)	Form of Code of Ethics of Investment Adviser.*

*	To be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS.

Not applicable. Interests will be issued solely in transactions not involving any “public offering” within the meaning of Section 4(2) of the Securities Act.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

[After completion of the private offering of Interests, the Registrant expects that no person will be directly or indirectly under common control with the Registrant.]

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES.

Set forth below is the number of record holders as of [                    ], of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Limited Liability Company Interests	[0]

ITEM 30.	INDEMNIFICATION.

[Registrant’s Company Agreement contains provisions limiting the liability, and providing for indemnification, of the Registrant’s Managers and officers under certain circumstances. The Registrant hereby undertakes that it will apply the indemnification provision of the Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of the 1940 Act remains in effect.

Registrant, in conjunction with the Investment Adviser and Registrant’s Board of Managers, maintains insurance on behalf of any person who is an Independent Manager, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. Registrant will not pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify.]

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Information regarding any other business, profession, vocation or employment of a substantial nature in which each executive officer and manager of the Investment Adviser is, or at any time during the past two fiscal years has been, engaged is set forth in Part B of this Registration Statement and/or incorporated by reference to the Form ADV filed by the Investment Adviser with the SEC pursuant to the Advisers Act. The principal business address of the Investment Adviser is 225 High Ridge Road, Stamford, CT 06905.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS.

[All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, J.D. Clark & Company, located at 2425 Lincoln Avenue Ogden, Utah 84401, with the exception of certain documents which are in the possession and custody of the Investment Adviser, located at 225 High Ridge Road, Stamford, CT 06905. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Investment Adviser.]

ITEM 33.	MANAGEMENT SERVICES.

Not applicable.

ITEM 34.	UNDERTAKINGS.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Stamford and the State of Connecticut on the 21st day of May 2007.

UST GLOBAL PRIVATE MARKETS FUND, LLC

By:	/s/ David R. Bailin
Name:	David R. Bailin
Title:	Sole Member

EXHIBIT INDEX

(a)(i)	Certificate of Formation.

(g)	Form Investment Advisory Agreement.